EXHIBIT INDEX

Exhibit    Description of Document
Number

EX-99.a1 Articles of Incorporation of Twentieth Century Strategic Asset Allocations, Inc. (filed as Exhibit 1a to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A of the Registrant, File No. 33-79842, filed on December 1, 1995, and incorporated herein by reference).

EX-99.a2 Articles of Amendment of Twentieth Century Strategic Asset Allocations, Inc., dated November 28, 1995 (filed as Exhibit 1b to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A of the Registrant, File No. 33-79842, filed December 1, 1995, and incorporated herein by reference).

EX-99.a3 Articles Supplementary of Twentieth Century Strategic Asset Allocations, Inc., dated December 26, 1995 (filed as Exhibit 1c to Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the Registrant, File No. 33-79842, filed on February 5, 1996, and incorporated herein by reference).

EX-99.a4 Articles of Amendment of Twentieth Century Strategic Asset Allocations, Inc., dated January 29, 1996 (filed as Exhibit 1d to Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the Registrant, File No. 33-79842, filed on February 5, 1996, and incorporated herein by reference).

EX-99.a5 Articles Supplementary of Twentieth Century Strategic Asset Allocations, Inc., dated January 29, 1996 (filed as Exhibit 1e to Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the Registrant, File No. 33-79842, filed on February 5, 1996, and incorporated herein by reference).

EX-99.a6 Articles Supplementary of Twentieth Century Strategic Asset Allocations, Inc., dated September 9, 1996 (filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the Registrant, File No. 33-79842, filed on January 5, 1999, and incorporated herein by reference).

EX-99.a7 Articles of Amendment of Twentieth Century Strategic Asset Allocations, Inc., dated December 2, 1996 (filed as Exhibit 1f to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant, File No. 33-79842, filed on March 26, 1997, and incorporated herein by reference).

EX-99.a8 Articles Supplementary of American Century Strategic Asset Allocations, Inc., dated December 2, 1996 (filed as Exhibit 1g to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant, File No. 33-79842, filed on March 26, 1997, and incorporated herein by reference).

EX-99.a9 Articles Supplementary of American Century Strategic Asset Allocations, Inc., dated February 16, 1999, (filed as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-79842, filed on March 30, 1999, and incorporated herein by reference).

EX-99.a10   Articles Supplementary of American Century Strategic Asset
            Allocations, Inc., dated August 2, 1999, (filed as an Exhibit to
            Post-Effective Amendment No. 7 to the Registration Statement on Form
            N-1A of the Registrant, File No. 33-79842, filed on March 31, 2000, and incorporated herein by reference).

EX-99.a11   Articles Supplementary of American Century Strategic Asset
            Allocations, Inc. (filed as Exhibit a11 to Post-Effective Amendment
            No. 10 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-79842, filed on June 30, 2000 and incorporated herein by reference).

EX-99.a12   Articles Supplementary of American Century Strategic Asset
            Allocations, Inc. (to be filed by amendment).

EX-99.b1 By-Laws of Twentieth Century Strategic Asset Allocations, Inc. (filed electronically as Exhibit 2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A of the Registrant, File No. 33-79842, filed on December 1, 1995, and incorporated herein by reference).

EX-99.b2 Amendment of By-Laws of American Century Mutual Funds, Inc. (filed as Exhibit 2b to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., on February 17, 1998, File No. 33-64872, and incorporated herein by reference).

EX-99.d1 Management Agreement between American Century Strategic Asset Allocations, Inc. and American Century Investment Management, Inc., dated August 1, 1997 (filed electronically as Exhibit d to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of the Registrant, File No. 33-79482, on April 1, 1998, and incorporated herein by reference).

EX-99.d2 Addendum to Management Agreement between American Century Strategic Asset Allocations, Inc. and American Century Investment Management, Inc. (filed as Exhibit d2 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of the Registrant, File No. 33-79482, filed on June 30, 2000, and incorporated herein by reference)

EX-99.d3 Amendment No. 1 to the Management Agreement between American Century Strategic Asset Allocations, Inc. and American Century Investment Management, Inc. (to be filed by amendment).

EX-99.e1 Distribution Agreement between American Century Strategic Asset Allocations, Inc. and American Century Investment Services, Inc. dated March 13, 2000 (filed electronically as Exhibit e7 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to the Distribution Agreement between American Century Strategic Asset Allocations, Inc. and American Century Investment Services, Inc. (filed electronically as Exhibit e7 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to the Distribution Agreement between American Century Mutual Funds, Inc. and American Century Investment Services, Inc. dated November 20, 2000 (filed as Exhibit e10 of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of American Century Variable Portfolios, Inc., File No. 33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to the Distribution Agreement between American Century Mutual Funds, Inc. and American Century Investment Services, Inc. (to be filed by amendment).

EX-99.g1 Master Agreement between Commerce Bank, N.A. and Twentieth Century Services, Inc. dated January 22, 1997 (filed as Exhibit 8(d) to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2 Global Custody Agreement between American Century Investments and The Chase Manhattan Bank, dated August 9, 1996 (filed electronically as Exhibit 8 to Post-Effective Amendment No. 31 to the Registration Statement on Form N1-A of American Century Government Income Trust, File No. 2-99222, filed on February 7, 1997 and incorporated herein by reference).

EX-99.g3 Amendment to Global Custody Agreement between American Century Investments and The Chase Manhattan Bank dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922, filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1 Transfer Agency Agreement, dated as of February 1, 1996, by and between Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century Services, Inc. (filed as Exhibit 9 to Pre-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the Registrant, File No. 33-79842, File No. 33-79482, filed on February 5, 1996, and incorporated herein by reference).

EX-99.h2 Credit Agreement between American Century Funds and The Chase Manhattan Bank, as Administrative Agent, dated as of December 21, 2000 (filed as Exhibit h5 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A American Century Target Maturities Trust, File No. 2-94608, filed on January 31, 2001, and incorporated herein by reference).

EX-99.i Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A to the Registrant, File No. 33-79482, filed on April 14, 2000, and incorporated herein by reference).

EX-99.j1 Consent of Deloitte & Touche LLP (filed as Exhibit j1 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of the Registrant, File No. 33-79482, filed on June 30, 2000 and incorporated herein by reference) .

EX-99.j2    Power of Attorney dated November 18, 2000.

EX-99.m1 Master Distribution and Shareholder Services Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. (Advisor Class) dated September 3, 1996 (filed as Exhibit b15a of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998 and incorporated herein by reference).

EX-99.m2 Amendment No. 1 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 13, 1997 (filed as Exhibit b15d of Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on July 17, 1997, and incorporated herein by reference).

EX-99.m3 Amendment No. 2 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated September 30, 1997 (filed as Exhibit b15c of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.m4 Amendment No. 3 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 30, 1998 (filed as Exhibit b15e of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.m5 Amendment No. 4 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated November 13, 1998 (filed as Exhibit b15e of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.m6 Amendment No. 5 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated February 16, 1999 (filed as Exhibit m6 of Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.m7 Amendment No. 6 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc., (Advisor Class) dated July 30, 1999 (filed as Exhibit m7 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, on July 29, 1999, and incorporated herein by reference).

EX-99.m8 Amendment No. 7 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated November 19, 1999 (Advisor Class)(filed as Exhibit m8 to Post-Effective Amendment No. 87 on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, on November 29, 1999 and incorporated herein by reference).

EX-99.m9 Amendment No. 8 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 1, 2000 (filed as Exhibit m9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of American Century World Mutual funds, Inc., File No. 33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.m10   Amendment No. 9 to Master Distribution and Shareholder Services Plan
            of American Century Capital Portfolios, Inc., American Century
            Mutual Funds, Inc., American Century Strategic Asset Allocations,
            Inc. and American Century World Mutual Funds, Inc. (Advisor Class)
            (to be filed by amendment).

EX-99.m11   Master Distribution and Individual Shareholder Services Plan of
            American Century Capital Portfolios, Inc., American Century Mutual
            Funds, Inc., American Century Strategic Asset Allocations,. Inc. and
            American Century World Mutual Funds, Inc. (C Class) dated
            ______________ (to be filed by amendment).

EX-99.m12   Shareholder Services Plan of Twentieth Century Capital Portfolios,
            Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic
            Asset Allocations, Inc. and Twentieth Century World Investors, Inc.
            (Service Class) dated September 3, 1996, (filed electronically as
            Exhibit b15b of Post-Effective Amendment No. 9 to the Registration
            Statement on Form N-1A of American Century Capital Portfolios, Inc.,
            File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.n1 Multiple Class Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. dated September 3, 1996 (filed as Exhibit b18b of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.n2 Amendment No. 1 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 13, 1997 (filed as Exhibit b18b of Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on July 17, 1997, and incorporated herein by reference).

EX-99.n3 Amendment No. 2 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated September 30, 1997 (filed as Exhibit b18c of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.n4 Amendment No. 3 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 30, 1998 (filed as Exhibit b18d of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.n5 Amendment No. 4 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated November 13, 1998 (filed as Exhibit b18e of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.n6 Amendment No. 5 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated January 29, 1999 (filed as Exhibit b18f of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.n7 Amendment No. 6 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated July 30, 1999 (filed as Exhibit n7 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.n8 Amendment No. 7 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated November 19, 1999 (filed as Exhibit n8 to Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.n9 Amendment No. 8 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (filed as Exhibit n9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on May 25, 2000, and incorporated herein by reference).

EX-99.10 Amendment No. 9 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (to be filed by amendment).

EX-99.p American Century Code of Ethics (filed as Exhibit p to Post-effective Amendment No. 30 to the Registration Statement on Form N-1A of American Century California Tax-Free and Municipal Funds, File No. 2-82734, filed on December 29, 2000, and incorporated herein by reference).